10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Utilities and High Income Fund

Security

IDACORP Inc

Advisor

EIMCO

Transaction

 Date

12/9/2004

Cost

$9,000,000

Offering Purchase
-----------------
8.57%
Broker
------
Morgan Stanley & Co.
Underwriting
------------
Syndicate
Members
Morgan Stanley & Co.
Wachovia Securities, Inc.
Keybanc Capital Markets
A.G. Edwards & Son, Inc
D.A. Davison & Co.


Fund

Utilities and High Income Fund

Security

Eagle Hospitalities Trust

Advisor

EIMCO

Transaction

 Date

10/1/2004

Cost

$3,656,250

Offering Purchase

2.571%

Broker
A.G. Edwards & Son, Inc
Underwriting
------------
Syndicate
Members
A.G. Edwards & Son, Inc
Wachovia Securities, Inc.
Legg Mason Wood Walker, Inc.
Calyon Securities (USA) Inc
RBC Capital Markets


Fund

Utilities and High Income Fund

Security

Atmos Energy Corp

Advisor

EIMCO

Transaction

 Date

10/21/2004

Cost

$3,093,750

Offering Purchase

0.89%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
------------
Syndicate
Members
Merrill Lynch, Pierce, Fenner & Smith Inc.
Banc of America Securities LLC
J.P. Morgan Securities Inc.
SunTrust Robinson Humphrey
Wachovia Securities, Inc.


Fund

Utilities and High Income Fund

Security

Coventry Health Care

Advisor

EIMCO

Transaction

 Date

1/24/2005

Cost

$75,000

Offering Purchase
-----------------
0.030%
Broker
------
Lehman Brothers Inc.
Underwriting
------------
Syndicate
Members
Lehman Brothers Inc.
CIBC World Markets
ABN Amro
Banc of America Securities LLC
Wachovia Securities, Inc.


Fund

Utilities and High Income Fund

Security

PNM Resources Inc

Advisor

EIMCO

Transaction

 Date

1/5/2005

Cost

$3,300,000

Offering Purchase

1.534%

Broker

J.P. Morgan Securities Inc.
Underwriting
------------
Syndicate
Members
Banc of America Securities LLC
J.P. Morgan Securities Inc.
Morgan Stanley & Co.
Citigroup Global Markets, Inc.
Wachovia Securities, Inc.


Fund

Utilities & High Income Fund

Security

Inergy Holdings, LP
Advisor

EIMCO

Transaction

 Date

6/20/2005

Cost

$450,000

Offering Purchase
-----------------
0.588%
Broker
------
Lehman Brothers Inc.
Underwriting
------------
Syndicate
Members
Lehman Brothers, Inc.
A.G. Edwards & Sons, Inc.
Citigroup Global Markets, Inc.
Wachovia Securities, Inc.


Fund

Utilities and High Income Fund

Security

Enterprise GP Holding

Advisor

EIMCO

Transaction

 Date

8/23/2005

Cost

$63,644

Offering Purchase
-----------------
0.018%
Broker
------
RBC Cap Market
Underwriting
------------
Syndicate
Members
Citigroup Global Markets, Inc.
Lehman Brother Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Wachovia Securities, Inc.


Fund

Utilities and High Income Fund

Security

Enterprise GP Holding

Advisor

EIMCO

Transaction

 Date

8/23/2005

Cost

$636,356

Offering Purchase

0.180%

Broker

Citigroup Global Market

Underwriting

Syndicate
Members

Citigroup Global Markets, Inc.
Lehman Brother Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Wachovia Securities, Inc.